                                                                    EXHIBIT 10.6

                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                  CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT)

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (REVOLVING CREDIT AGREEMENT) (herein called this "Amendment"), dated effective as of December 12, 2003, is entered into by and among W&T OFFSHORE, INC., a Nevada corporation, as the borrower (the "Borrower"), the various financial institutions parties hereto, as lenders (collectively, the "Lenders"), THE TORONTO-DOMINION BANK, as issuer of Letters of Credit (in such capacity together with any successors thereto, the "Issuer"), and TORONTO DOMINION (TEXAS), INC., individually and as agent (in such capacity together with any successors thereto, the "Agent") for the Lenders. Terms defined in the Revolving Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Lenders (or their predecessors-in-interest) and the Agent have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of February 24, 2000, as amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement dated as of December 5, 2000, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Second Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of May 31, 2002, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Third Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of December 2, 2002, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of May 22, 2003, among the Borrower, the Lenders, the Issuer and the Agent (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the "Revolving Credit Agreement"), pursuant to which the Lenders and Issuer have agreed to make Loans to the Borrower or issue or participate in Letters of Credit on behalf of the Borrower;

     WHEREAS, the Borrower, the Lenders, the Issuer and the Agent intend to amend the Revolving Credit Agreement to provide for, among other things, an extension to the Maturity Date and additional conditional amendments to the Revolving Credit Agreement for the purpose of increasing the commitments of the Lenders, all as hereinafter provided;

     WHEREAS, the Borrower has requested that the Revolving Credit Agreement be amended to allow Washington Mutual Bank, FA ("WAMU") to become a "Lender" party to the Revolving Credit Agreement, as set forth herein; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuer and the Agent hereby agree as follows:

     1. Amendments to Section 1.1 of the Revolving Credit Agreement.

     (a) The definition of "Maturity Date" in Section 1.1 of the Revolving Credit Agreement is amended hereby in its entirety to read as follows:

          ""Maturity Date" means January 2, 2006 or such later date as such Maturity Date is extended in accordance with Section 2.10."

     (b) Section 1.1 of the Revolving Credit Agreement is hereby amended by adding the following definitions to such Section in appropriate alphabetical order::

          (i) ""ConocoPhillips Real Property" means the real property interests acquired by Gulf of Mexico OGP, as described in Exhibit B to the Fifth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated as of December 12, 2003."

          (ii) ""Gulf of Mexico OGP" means Gulf of Mexico Oil and Gas Properties LLC, a Delaware limited liability company."

          (iii) ""W&T Energy IV" means W&T Energy IV, LLC, a Delaware limited liability company."

     2. Amendments to Section 7.4 of the Revolving Credit Agreement. Section 7.4 of the Revolving Credit Agreement is amended hereby by adding the following at the end of the first sentence of such Section 7.4 before the period:

     "; provided further, that the foregoing shall not prohibit the Borrower from forming W&T Energy IV as a subsidiary, nor will it prohibit W&T Energy IV from merging with Gulf of Mexico OGP, with Gulf of Mexico OGP being the surviving entity, nor will it prohibit the Borrower from acquiring all of the membership interests in Gulf of Mexico OGP, in each case for the purpose of acquiring the ConocoPhillips Real Property so long as the Borrower and Gulf of Mexico OGP shall take the actions and deliver the documents described in Section 5 of the Fifth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated as of December 12, 2003"

     3. Amendments to Section 7.9 of the Revolving Credit Agreement. Section 7.9 of the Revolving Credit Agreement is amended hereby by adding the following at the end of the first sentence of such Section 7.9 before the period:

     "; provided further, that the foregoing shall not prohibit the Borrower from forming W&T Energy IV as a subsidiary, nor will it prohibit W&T Energy IV from merging with Gulf of Mexico OGP, with Gulf of Mexico OGP being the surviving entity, nor will it prohibit the Borrower from acquiring all of the membership interests in Gulf of Mexico OGP, in each case for the purpose of acquiring the ConocoPhillips Real Property so long as the Borrower and Gulf of Mexico OGP shall take the actions and deliver the documents described in Section 5 of the Fifth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated as of December 12, 2003"

     4. Conditional Amendments to Revolving Credit Agreement. Upon the date that the conditions described in Section 5 below have been satisfied in accordance with the terms of such Section 5 (the "Condition Satisfaction Date"), the parties hereto agree as follows:

     (a) Redetermination of the Borrowing Base. As of the Condition Satisfaction Date, the Borrowing Base shall be set at $230,000,000 until such time as the Borrowing Base is redetermined or reduced in accordance with the Revolving Credit Agreement.

     (b) Commitment. As of the Condition Satisfaction Date, the definition of "Commitment" in Section 1.1 of the Revolving Credit Agreement shall be deemed amended and restated in its entirety to read as follows:

          ""Commitment" means $230,000,000."

     (c) Facility Amount. As of the Condition Satisfaction Date, the definition of "Facility Amount" in Section 1.1 of the Revolving Credit Agreement shall be deemed amended and restated in its entirety to read as follows:

          ""Facility Amount" means $230,000,000."

     (d) Schedule 3 (Lenders Schedule). As of the Condition Satisfaction Date,
Schedule 3 to the Revolving Credit Agreement shall be deemed amended and restated in its entirety to read as set forth in Schedule 3 attached to this Amendment.

     5. Conditions to Conditional Amendments. The effectiveness of Section 4 above is conditioned upon the satisfaction of the following conditions on terms and in a manner acceptable to the Agent by not later than December 31, 2003: (a) Gulf of Mexico Oil and Gas Properties LLC, a Delaware limited liability company (the "Acquiring Subsidiary") shall have acquired (in one or more transactions) all of the ConocoPhillips Real Property; (b) the Acquiring Subsidiary shall have executed and delivered to the Agent a guaranty of the Obligations as provided in
Section 6.19 of the Revolving Credit Agreement; (c) the Agent shall have received documentation (including mortgages, supplemental mortgages, UCC-1s and legal opinions) in form, scope and substance satisfactory to Agent, granting to Agent for the benefit of the Lender Parties first perfected liens and security interests on the ConocoPhillips Real Property and related equipment, contracts and collateral; (d) the Borrower shall furnish or cause to be furnished to the Agent (i) title opinions in scope, form and substance satisfactory to the Agent regarding the ConocoPhillips Real Property, (ii) other documents and information relating to the ConocoPhillips Real Property and the Acquiring Subsidiary, as the Agent may reasonably request, including evidence of formation or acquisition of the Acquiring Subsidiary by the Borrower, (iii) copies, certified true and correct by an authorized officer of the Borrower, of the assignment documents evidencing the assignment of the ConocoPhillips Real Property to the Borrower or the Acquiring Subsidiary, (iv) an omnibus certificate for the Acquiring Subsidiary, attaching appropriate resolutions, certificates of formation, organic documents and certificates of incumbency, in form and substance satisfactory to the Agent, (v) good standing and existence certificates for the Borrower or the Acquiring Subsidiary in its respective states of organization, issued by the appropriate authorities of such jurisdiction, together with certificates of its respective good standing and due qualification to do business, issued by appropriate officials in any states in which the Borrower or the Acquiring Subsidiary own property subject to Security

Documents and (vi) a solvency certificate from the Acquiring Subsidiary; (e) the Agent shall have received a favorable legal opinion from Schully Roberts Slattery & Jaubert, counsel to the Borrower, as to the enforceability of this Amendment and such other related matters as the Agent may reasonably request;
(f) the Agent shall have received for each Lender, such Lender's replacement promissory note substantially in the form of Exhibit A to this Amendment, duly executed and delivered by the Borrower, in the principal amount set forth in the column entitled "Portion of Facility Amount" in Schedule 3 attached hereto with respect to such Lender, which replacement promissory note shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment or novation of, the existing Notes held by the Lenders prior to the effectiveness of Section 4; (g) the Agent shall have received a "Compliance Certificate" of the Chairman of the Board or President and of the chief financial officer of the Borrower in which such officers shall certify as to the satisfaction of the conditions set out in clauses (a), (b), (c) and (d) of
Section 4.3 of the Revolving Credit Agreement; and (h) the Borrower shall pay to the Agent for the account of each Lender, a fee in an amount equal to the product of (i) fifteen (15) basis points and (ii) the difference between (A) such Lender's portion of the Commitment Amount as set forth in Schedule 3 to this Amendment and (B) such Lender's portion of the Commitment Amount as set forth in Schedule 3 to the Revolving Credit Agreement as in effect immediately prior to the date hereof (or zero (0), if any Lender identified on Schedule 3 hereto was not listed on Schedule 3 of the Revolving Credit Agreement in effect immediately prior to the date hereof). As used herein, the term "ConocoPhillips Real Property" means the real property interests acquired by the Acquiring Subsidiary, as described on Exhibit B to this Amendment.

     6. Representations and Warranties. To induce each Lender Party to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Revolving Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete as of such earlier date) and additionally represents and warrants as follows:

     (a) Due Incorporation, Etc. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has all requisite corporate power and authority to own its assets and to carry on its business as now conducted and proposed to be conducted,
(iii) is duly qualified to do business and is in good standing in all other jurisdictions where the nature of its business requires it to be so qualified and where the failure to so qualify would materially and adversely affect the business, assets, properties or condition (financial and otherwise), of the Borrower.

     (b) Non-Contravention. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary action of the Borrower, require, in respect of the Borrower, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation (including, without limitation, Regulation X issued by the Board of Governors of the Federal Reserve System applicable to the Borrower or Regulation U issued by the Board of Governors of the Federal Reserve System) or the articles of incorporation or the bylaws of the Borrower or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower except as contemplated by the Loan Documents.

     (c) Legal, Valid and Binding. This Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

     7. Effectiveness. This Amendment shall be effective as of December 12, 2003, following the satisfaction of the following conditions (the "Effective Date"):

     (a) the Agent's receipt of this Amendment, duly executed by each of the parties hereto;

     (b) payment of all expenses and fees, if any, then due and payable to the Agent and Lenders pursuant to the Loan Documents; and

     (c) such other documents or agreements as the Agent may reasonably request prior to the Effective Date in connection with the execution of this Amendment.

     8. Ratification of Amendment. This Amendment shall be deemed to be an amendment to the Revolving Credit Agreement, and the Revolving Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Revolving Credit Agreement in any Loan Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Revolving Credit Agreement as amended hereby. This Amendment is a Loan Document.

     9. New Lender. Upon the Condition Satisfaction Date:

     (a) WAMU shall be deemed automatically to have become a party to the Revolving Credit Agreement, shall have all the rights and obligations of a "Lender" under the Revolving Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the Revolving Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

     (b) WAMU (i) confirms that it has received a copy of the Revolving Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Revolving Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Revolving Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Revolving Credit Agreement are required to be performed by it as a Lender.

     (c) WAMU hereby advises each other party hereto that its respective address for notices shall be as set forth below its name on Schedule 3 hereto.

     (d) The Lenders party to the Revolving Credit Agreement prior to the effectiveness of this Section 9 (the "Existing Lenders") hereby sell, assign, transfer and convey to WAMU, and WAMU hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Revolving Credit Agreement such that, after giving effect to this Section 9, the Percentage of each Lender (including the Existing Lenders and WAMU), and the portion of the Commitment Amount and portion of Facility Amount of each Lender, shall be as set forth on Schedule 3 hereto. The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Agent, the Issuer or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

     (e) The Assignors and the Assignees shall make all appropriate adjustments in payments under the Revolving Credit Agreement, the Notes, and the other Loan Documents for periods prior to the adjustment date among themselves.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     12. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

                     [Remainder of page intentionally blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWER:

                                        W&T OFFSHORE, INC.,
                                        a Nevada corporation


                                        By: /s/ W. Reid Lea
                                            ------------------------------------
                                        Name: W. Reid Lea
                                        Title: Chief Financial Officer

                                        AGENT:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Agent


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Vice President


                                        ISSUER:

                                        THE TORONTO-DOMINION BANK,
                                        as Issuer


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Manager Syndications & Credit
                                               Admin.


                                        LENDERS:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Lender


                                        By: /s/ Neva Nesbitt
                                            ------------------------------------
                                        Name: Neva Nesbitt
                                        Title: Vice President

                                        BANK ONE, NA (Main Office - Chicago),
                                        as Lender


                                        By: /s/ Charles Kingswell-Smith
                                            ------------------------------------
                                        Name: Charles Kingswell-Smith
                                        Title: Director

                                        FORTIS CAPITAL CORP.,
                                        as Lender


                                        By: /s/ Christopher S. Parada
                                            ------------------------------------
                                        Name: Christopher S. Parada
                                        Title: Vice President


                                        By: /s/ Darrell W. Holley
                                            ------------------------------------
                                        Name: Darrell W. Holley
                                        Title: Managing Director

                                        BANK OF SCOTLAND, as Lender


                                        By: /s/ Susan E. Hay
                                            ------------------------------------
                                        Name: Susan E. Hay
                                        Title: Director, Business Services

                                        BMO NESBITT BURNS FINANCING, INC., as
                                        Lender


                                        By: /s/ James V. Ducote
                                            ------------------------------------
                                        Name: James V. Ducote
                                        Title: Vice President

                                        WASHINGTON MUTUAL BANK, FA
                                        as Lender


                                        By: /s/ Russell R. Otts
                                            ------------------------------------
                                        Name: Russell R. Otts
                                        Title: Vice President

                                        NATEXIS BANQUES POPULAIRES,
                                        as Lender


                                        By: /s/ Donovan C. Broussard
                                            ------------------------------------
                                        Name: Donovan C. Broussard
                                        Title: Vice President & Group Manager


                                        By: /s/ Philippe Robin
                                            ------------------------------------
                                        Name: Philippe Robin
                                        Title: Senior Vice President

                                        ROYAL BANK OF CANADA,
                                        as Lender


                                        By: /s/ Lorne Gartner
                                            ------------------------------------
                                        Name: Lorne Gartner
                                        Title: Authorized Signatory

                                    EXHIBIT A

                            FORM OF REPLACEMENT NOTE

                                    Attached.

                                    EXHIBIT B

                   DESCRIPTION OF CONOCOPHILLIPS REAL PROPERTY

                                    Attached.

                                                                      SCHEDULE 3

                                LENDERS SCHEDULE

                                                         Portion of        Portion of
                                         Percentage      Commitment         Facility
                                            Share          Amount            Amount
                                         ----------   ---------------   ---------------
Lending Office for ABR Loans:

Toronto Dominion (Texas), Inc.                15.65%  $    36,000,000   $    36,000,000
909 Fannin, Suite 1700
Houston, Texas  77010
Tel: (713) 653-8211
Fax: (713) 652-2647

Bank One, NA (Main Office - Chicago)          15.65%  $    36,000,000   $    36,000,000
Attn:  Special Services
500 Throckmorton - PG6
Fort Worth, Texas  76101
Tel: (817) 884-5000
Fax.: (817) 884-4095

Fortis Capital Corp.                          15.65%  $    36,000,000   $    36,000,000
15455 North Dallas Parkway, Suite 1400
Addison, Texas  75001
Tel: (214) 953-9303
Fax: (214) 953-9303

Bank of Scotland                              13.04%  $    30,000,000   $    30,000,000
565 Fifth Avenue
New York, New York  10017
Tel: (212) 450-0877
Fax: (212) 687-4412

BMO Nesbitt Burns Financing, Inc.             13.04%  $    30,000,000   $    30,000,000
700 Louisiana, Suite 4400
Houston, Texas 77002
Tel: (713) 223-4400
Fax: (713) 223-4007

Washington Mutual Bank, FA                     9.57%  $    22,000,000   $    22,000,000
3200 Southwest Freeway, Suite 1606
Houston, Texas 77027
Tel: (713) 543-7745
Fax: (713) 543-7114

Natexis Banques Populaires                     8.70%  $    20,000,000   $    20,000,000
333 Clay Street, Suite 4340
Houston, Texas  77002

Tel: (713) 759-9401
Fax: (713) 759-9908

Royal Bank of Canada                           8.70%  $    20,000,000   $    20,000,000
2800 Post Oak Boulevard
Houston, Texas 77056
Tel: (713) 403-5662
Fax: (713) 403-5624

Total                                    100.000000%  $230,000,000.00   $230,000,000.00

Lending Office for Eurodollar Loans:

Same.